Exhibit 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON               , 2005 UNLESS EXTENDED (THE ‘‘EXPIRATION DATE’’).
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Trustreet Properties, Inc.

450 South Orange Avenue
Orlando, Florida 32801

LETTER OF TRANSMITTAL
For 7½% Senior Notes due 2015

Exchange Agent:

Wells Fargo Bank, N.A.

By Facsimile:
(612) 667-6282

Confirm by Telephone:
(800) 344-5128

By Registered & Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480 Attention: Reorganization Department	By Regular Mail or Overnight Courier: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479 Attention: Reorganization Department	In Person by Hand Only: WELLS FARGO BANK, N.A. 12th Floor – Northstar East Building Corporate Trust Operations 608 Sound Avenue South Minneapolis, MN 55402 Attention: Reorganization Department

For information on other offices or agencies of the Exchange Agent where
Notes may be presented for exchange, please call the telephone number listed above.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount at maturity of Original Notes on a separate signed schedule and affix that schedule to this Letter of Transmittal.

BOX 1

TO BE COMPLETED BY ALL TENDERING HOLDERS

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)(1)	Principal Amount of Original Notes	Principal Amount of Original Notes Tendered(2)
Totals:

(1)	Need not be completed if Original Notes are being tendered by book-entry transfer.

(2)	Unless otherwise indicated, the entire principal amount of Original Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

The undersigned acknowledges receipt of the Prospectus, dated   , 2005, as the same may be amended or supplemented from time to time (the ‘‘Prospectus’’), of Trustreet Properties, Inc. (the ‘‘Issuer’’), and this Letter of Transmittal for 7½% Senior Notes due 2015, which may be amended from time to time (as amended, this ‘‘Letter’’), which together constitute the offer of the Issuer (the ‘‘Exchange Offer’’) to exchange, for each $1,000 in principal amount of the Issuer’s outstanding 7½% Senior Notes due 2015 (the ‘‘Original Notes’’) issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), $1,000 in principal amount of the Issuer’s 7½% Senior Notes due 2015, which have been registered under the Securities Act of 1933, as amended (the ‘‘Exchange Notes’’).

The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

All holders of Original Notes who wish to tender their Original Notes must, on or prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter or a facsimile of this Letter to the Exchange Agent, in person or at the address set forth above, if an agent’s message, as defined below, is not delivered; and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the book-entry transfer facility, The Depository Trust Company, or DTC, confirm such book-entry transfer (a ‘‘Book-Entry Confirmation’’), in accordance with the procedures for tendering described in the Instructions to this Letter. In connection with any tender of Original Notes by book-entry transfer, an agent's message may be delivered as part of the Book-Entry Confirmation in lieu of this Letter. The term ‘‘agent's message’’ means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter and that the Issuer may enforce the Letter against that holder.

If Original Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York City time, on the Expiration Date, Book-Entry Confirmation of the tender of the Original Notes into the Exchange Agent's account at DTC, along with a completed letter of transmittal or an agent's message.

By crediting the Original Notes to the Exchange Agent's account at DTC and by complying with the applicable procedures of DTC's Automated Tender Offer Program, or ATOP, with respect to the tender of the Original Notes, including by the transmission of an agent's message, the holder of Original Notes acknowledges and agrees to be bound by the terms of this Letter, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter to the Exchange Agent.

Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption ‘‘The Exchange Offer — How to Tender’’ in the Prospectus. (See Instruction 1)

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Trustreet Properties, Inc., 450 South Orange Avenue, Orlando, Florida 32801-3336, Attention: Rosemary Q. Mills (telephone (407) 540-2019).

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Original Notes tendered.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) in connection with the Exchange Offer and as trustee under the indenture governing the Original Notes and the Exchange Notes, with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates representing such Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Original Notes tendered under the Exchange Offer; and (c) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire Exchange Notes issuable upon exchange of the tendered Original Notes, and that, when the tendered Original Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered. The undersigned agrees to all of the terms and conditions of the Exchange Offer.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in ‘‘The Exchange Offer — How to Tender’’ in the Prospectus and in the instructions accompanying this Letter will, upon the Issuer's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Original Notes accrued up to the date of issuance of the Exchange Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Original Notes tendered hereby.

The undersigned agrees that acceptance of any tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer, of its obligations under the registration rights agreement, dated as of September 15, 2005, that the Issuer, entered into with the initial purchasers of the Original Notes (the ‘‘Registration Agreement’’) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities under the Registration Agreement (except in certain limited circumstances). By tendering Original Notes, the undersigned certifies that (i) any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any person or entity to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes, (iii) it is not an ‘‘affiliate’’ (within the meaning of Rule 405 under the Securities Act) of the Issuer nor is it a broker-dealer that acquired Original Notes directly from such persons or, if it is a broker-dealer that acquired Original Notes directly from such persons, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iv) if it is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes.

The undersigned hereby acknowledges and agrees that any broker-dealer and any holder of Original Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (1) could not, under SEC policy as in effect on September 15, 2005, rely on the position of the SEC enunciated in its no-action letters entitled Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings

Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such holder in exchange for Original Notes acquired by such holder directly from the Issuer.

The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes in exchange for Original Notes that were acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an ‘‘underwriter’’ within the meaning of the Securities Act.

The undersigned understands that the Issuer may accept the undersigned’s tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned’s right to withdraw such tender will terminate.

All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, legal representatives, personal representatives, trustees in bankruptcy, successors, assigns, executors and administrators of the undersigned. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions included with this Letter.

Unless otherwise indicated herein in the box entitled ‘‘Special Delivery Instructions’’ below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Original Notes not tendered but represented by a certificate also encompassing Original Notes which are tendered) to the undersigned at the address set forth in Box 1.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:   ______________________________________________________

DTC Account Number:    __________________________________________________________

Transaction Code Number:    ________________________________________________________

CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):   ____________________________________________________

Date of Execution of Notice of Guaranteed Delivery:   ______________________________________

Window Ticket Number (if available):   ________________________________________________

Name of Eligible Institution which Guaranteed Delivery:   ____________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution:   ______________________________________________________

DTC Account Number:   __________________________________________________________

Transaction Code Number:   ________________________________________________________

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:   ________________________________________________________________________

Address:   ______________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX 2

PLEASE SIGN HERE
WHETHER OR NOT ORIGINAL NOTES ARE BEING
PHYSICALLY TENDERED HEREBY

X ________________________________________	__________________________________________
X ________________________________________	__________________________________________
(Signature(s) of Owner(s) or Authorized Signatory)	(Date)
Area Code and Telephone Number: ________________________________________________________
This box must be signed by registered holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes tendered hereby or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)
Name(s): ____________________________________________________________________________
(Please Print)
Capacity: ____________________________________________________________________________
Address(es): __________________________________________________________________________
(Include Zip Code)
Area Code and Telephone No.: ____________________________________________________________
Taxpayer Identification Number: ____________________________________________________________
Signature(s) Guaranteed by an Eligible Institution: (If required by Instruction 3)	__________________________________________ (Authorized Signature)
__________________________________________ (Title)
__________________________________________ (Name of Firm)
__________________________________________ (Area Code and Telephone No.)
__________________________________________ (Date)

BOX 3
TO BE COMPLETED BY ALL TENDERING HOLDERS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	PAYOR’S NAME: Wells Fargo Bank, N.A. PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number ______________________
Payer’s Request for Taxpayer Identification Number (‘‘TIN’’) and Certification	PART 2 — Check the box if you are NOT subject to back-up withholding because (1) you have not been notified by the Internal Revenue Service that you are subject to back-up withholding as a result of failure to report all interest or dividends, or (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding, or (3) you are exempt from back-up withholding.
	CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 Check if Awaiting TIN
Signature: Date:
Part 4 — (You must complete Part 4 if you checked the box in Part 3.) I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.
Signature &nbs ; Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

BOX 4
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

TO BE COMPLETED ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue and deliver:
(check appropriate boxes)
    Original Notes not Tendered
    Exchange Notes, to:

Name(s):

(Please Print)

Address(es):

(Include Zip Code)

Taxpayer Identification Number

Please complete the Substitute Form W-9 in Box 3 TIN or Social Security Number: __________________

    Credit unaccepted Original Notes tendered by book-entry transfer to the following account at DTC:

__________________________________________

__________________________________________

BOX 5
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

TO BE COMPLETED ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:
(check appropriate boxes)
    Original Notes not Tendered
    Exchange Notes, to:

Name(s):

(Please Print)

Address(es):

(Include Zip Code)

Taxpayer Identification Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of this Letter and Certificates; Guaranteed Delivery Procedures. Certificates for Original Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date, if an agent’s message, as defined on page 2 hereof, is not delivered. The method of delivery of this Letter, certificates for Original Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested. If the tender of Original Notes is effected in accordance with applicable procedures of DTC's Automated Tender Offer Program, or ATOP, for book-entry transfer, an agent's message may be transmitted to the Exchange Agent, in lieu of an executed Letter, as part of the confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC, or Book-Entry Confirmation.

Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through a firm that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an ‘‘Eligible Institution’’); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the names in which the Original Notes are registered, the principal amount of Original Notes tendered and, if possible, the certificate numbers of the Original Notes to be tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, the Original Notes, in proper form for transfer, will be delivered by the Eligible Institution together with this Letter, properly completed and duly executed, or an agent’s message in lieu thereof, with any required signature guarantees and any other required documents to the Exchange Agent; and (iii) the certificates for all tendered Original Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as set forth in the Prospectus under the caption ‘‘The Exchange Offer — How to Tender — Guaranteed Delivery Procedure.’’

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptances for exchange of which may, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right, prior to the expiration date, to waive any of the conditions of the Exchange Offer or to waive any defect or irregularities in tenders of any particular holder of Original Notes whether or not similar defects or irregularities are waived in the cases of other holders of Original Notes. Each tendering holder, by execution of this Letter or by causing the transmission of an agent’s message, waives any right to receive notice of acceptance of their Original Notes.

THE METHOD OF DELIVERY OF CERTIFICATES FOR THE ORIGINAL NOTES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. DELIVERY IS COMPLETE WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES THE ITEMS TO BE DELIVERED. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH

DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. NO LETTERS, CERTIFICATES REPRESENTING ORIGINAL NOTES OR OTHER DOCUMENTS SHOULD BE SENT TO THE ISSUER.

None of the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter or by causing transmission of an agent’s message, waives any right to recive any notice of the acceptance of such tender.

2.    Partial Tenders; Withdrawals. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Original Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Notes represented by a submitted certificate is tendered (or, in the case of Original Notes tendered by book-entry transfer, such non- exchanged Original Notes will be credited to an account maintained by the holder with DTC).

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent at its address set forth above and in the Prospectus (or the appropriate procedures of ATOP must be complied with) before 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person that tendered the Original Notes to be withdrawn; (iii) specify the certificate numbers of Original Notes to be withdrawn; (iv) specify the principal amount of Original Notes to be withdrawn, which must be an authorized denomination; (v) state that the holder is withdrawing its election to have those Original Notes exchanged; (vi) state the name of the registered holder of those Original Notes; and (vii) be signed by the holder in the same manner as the original signature on the applicable letter of transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Original Notes being withdrawn. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under ‘‘The Exchange Offer — How to Tender,’’ the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Original Notes may not be rescinded; however, Original Notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the Prospectus under ‘‘The Exchange Offer — How to Tender.’’

The Exchange Agent will return the properly withdrawn original notes promptly following receipt of notice of withdrawal. In the case of Original Notes tendered by book-entry transfer through DTC, the Original Notes withdrawn will be credited to an account maintained with DTC.

3.    Inadequate Space.    If the space provided in Box 1 is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter.

4.    Signatures on this Letter; Assignments; Guarantee of Signatures. If this Letter is signed by the holder(s) of Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Notes, without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

If this Letter is signed by the holder of record and (i) the entire principal amount of the holder’s Original Notes are tendered; and/or (ii) untendered Original Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of its authority to so act must be submitted, unless waived by the Issuer.

Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Notes are tendered: (i) by a holder who has not completed the Box entitled ‘‘Special Issuance Instructions’’ or ‘‘Special Delivery Instructions’’ on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, ‘‘Eligible Institutions’’). If Original Notes are registered in the name of a person other than the signer of this Letter, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

5.    Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate.

6.    Tax Identification Number. Federal income tax law requires that a holder whose tendered Original Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number (‘‘TIN’’), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back- up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the ‘‘Guidelines’’) for additional instructions.

Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding. In order to avoid being subject to back-up withholding, each tendering holder must provide his or her correct TIN by completing the ‘‘Substitute Form W-9’’ referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

7.    Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Original Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

8.    Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Notes tendered.

9.    Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.    Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

11.    Incorporation of Letter. This Letter shall be deemed to be incorporated in any tender of Original Notes by any DTC participant effected through the procedures of established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter on behalf of itself and the beneficial owners of any Original Notes so tendered.

IMPORTANT: THIS LETTER, OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE OF THE EXCHANGE OFFER (AS DESCRIBED IN THE PROSPECTUS).